CONVERSION AGREEMENT

            These securities have not been registered with the United
               States Securities and Exchange Commission under the
       Securities Act of 1933, as amended (the "Securities Act"), and are being offered in reliance on exemptions from registration provided in Section 4(2) of the Securities Act and Rule 506 of
               Regulation D promulgated thereunder and preemption
         from the registration or qualification requirements (other than notice filing and fee provisions) of applicable state laws under the National Securities Markets
              Improvement Act of 1996 or exemption from such state
                           registration requirements.

                 These securities involve a high degree of risk.
                         ------------------------------

         THIS CONVERSION AGREEMENT ("Agreement") is entered into effective the 12th day of December, 2005, by and between ARADYME CORPORATION, a Delaware corporation (the "Company"), and SHAN LASSIG, a resident of the state of Utah (the "Investor").

         WHEREAS, the Company and the Investor entered into a Securities Purchase Agreement effective as of November 15, 2004, under which the Investor provided the Company with a line of credit; and

         WHEREAS, the Company drew $80,000 under that line of credit and executed the related promissory note on March 2, 2005, and drew an additional $120,000 under that line of credit and executed the related promissory note on May 4, 2005; and

         WHEREAS, all principal and accrued interest on the above-referenced promissory notes were due and payable on November 15, 2005; and

         WHEREAS, the Company has not yet repaid the principal and accrued interest on the above-referenced promissory notes.

         NOW, THEREFORE, the Company hereby agrees to convert, and the Investor hereby agrees to accept conversion of, all principal under those certain promissory notes dated March 2, 2005, and May 4, 2005, into 500,000 shares of common stock of the Company at a conversion price of $0.40 per share, and payment of all accrued but unpaid interest in cash.

         Executed as of the day and year first above written.



                                             /s/ Shan Lassig
                                           -------------------------------------
                                           SHAN LASSIG

                                           ARADYME CORPORATION


                                           By  /s/ Merwin Rasmussen
                                              ----------------------------------
                                              Merwin Rasmussen, Vice Chairman &
                                              Corporate Secretary